ALLIANCE GLOBAL ENVIRONMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1997



AN INVESTMENT WITH A CLEAR FUTURE

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                         ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

June 5, 1997

Dear Shareholder:

We are pleased to report the performance of Alliance Global Environment Fund for the semi-annual reporting period ended April 30, 1997. The table below also gives performance data for the First Analysis Securities Corporation (FASC) Environmental Index, a broad-based index of companies in the environmental industry, and the S&P 500 Stock Index, a measure of the broad U.S. stock market, for the 6- and 12-month periods ended April 30.

For the 6-month period, the Fund's advance of 4.4% underperformed the FASC benchmark, which increased by 5.6%. However, the Fund's advance of 13.1% for the 12-month period outperformed the 5.6% increase in the FASC Index for the same period. The Fund underperformed the S&P 500 over both the 6- and 12-month periods. On April 30, 1997, the Fund's net asset value was $15.87 per share.

INVESTMENT RESULTS
                                TOTAL RETURNS FOR THE PERIODS
                                     ENDED APRIL 30, 1997
                                   6 MONTHS       12 MONTHS
                                 -----------     -----------
ALLIANCE GLOBAL ENVIRONMENT FUND     4.43%          13.08%
FASC ENVIRONMENTAL INDEX             5.58%           5.58%
S&P 500 STOCK INDEX                 14.71%          25.12%


INVESTMENT ACTIVITY
The underperformance of the Fund over the most recent reporting period (six months) relative to the benchmark reflects poor short-term performance of a few large holdings, including Republic Industries and U.S. Filter. As we believe that the outlook for both securities is quite favorable, the longer-term performance of the Fund should not be impacted.

Overall, the Fund remains intensely focused on the growing segments of the environmental services industry, particularly those areas driven by economics and existing, enforced regulations. This focus has led to two primary themes within the Fund: domestic solid waste collection and disposal services and water treatment equipment and services.

Domestic solid waste industry fundamentals remain attractive, with strong internal growth (driven by both price and volume) and a dramatic acceleration of consolidation trends. The Fund has approximately 29% of total assets invested in the solid waste segment, with a particular emphasis on the small and mid-sized companies which stand to benefit most from current industry trends. Significant holdings include United Waste, Republic Industries, American Disposal, Superior Services and USA Waste.

Similar to the solid waste industry, certain segments of the water treatment equipment and services industry are experiencing strong internal growth and rapid consolidation. The Fund currently has approximately 23% of its holdings in water treatment, including positions in U.S. Filter, Memtec Limited, Generale des Eaux (based in France), Cytec Industries and Culligan Water Technologies.

Other significant holdings include Allwaste (which is being acquired by Philip Services), an industrial cleaning company, Newpark Resources, an oil field waste services company, and International Alliance Services, a provider of outsourcing services to small businesses.

The outlook for the remainder of fiscal 1997 is favorable and we believe that the Fund is well-positioned to take advantage of growth opportunities within the environmental services industry.

FUND ANNOUNCES PLAN TO OPEN END
On April 23, 1997, the Fund's Board of Directors approved and recommended for stockholder approval the conversion from a closed-end to an open-end investment company. This plan follows an open-market share repurchase program which totaled 939,000 shares, or 13.6% of the total shares outstanding, at a cost of $11.9 million, or $12.70 per share. Repurchases under the program added $0.64 per share, or 4.4%, to the Fund's March 15, 1996 net asset value. In percentage terms, the Fund's repurchase program was one of the largest ever conducted by an American closed-end fund, and its


1



                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

anti-dilutive benefit is believed to be the largest resulting from any such program. While the share repurchase program clearly benefited stockholders, the large discount to net asset value at which shares were trading was not materially diminished. Accordingly, the Board determined that it is in the best interests of stockholders of the Fund to convert to open-end status.

Stockholders are receiving proxy materials for the Fund's July 17, 1997, Annual Meeting of Stockholders at which shareholder's will act on the open-ending proposal. Because adoption of the open-ending proposal requires the affirmative vote on 75% of the Fund's outstanding shares, it is especially important that all stockholders complete and return their proxy for the annual meeting. If sufficient votes are not cast to act on the open-ending proposal at the July 17 meeting, the Annual Meeting will be adjourned and rescheduled for a later date. Stockholders desiring additional information regarding the materials or the open-ending proposals should contact Alliance at 1-800-221-5672.

As always, we thank you for your continued interest and investment in Alliance Global Environment Fund.

Sincerely,


John D. Carifa
Chairman and President


Jeremy R. Kramer
Vice President


2



TEN LARGEST HOLDINGS
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                               U.S. $ VALUE   NET ASSETS
-------------------------------------------------------------------------------
U.S. FILTER CORP.--The company provides industrial
  and commercial water and wastewater treatment
  systems and services.                                $ 6,530,625       6.9%

UNITED WASTE SYSTEMS, INC.--The company provides
  residential, commercial, and industrial customers
  with integrated, nonhazardous, solid waste
  management services.                                   6,412,500       6.8

ALLWASTE, INC.--The company provides industrial
  waste handling, processing, transportation and
  container cleaning services.                           6,212,500       6.6

REPUBLIC INDUSTRIES, INC.--The company
  provides waste collection and disposal services,
  as well as electronic security services.               5,706,875       6.0

NEWPARK RESOURCES, INC.--The company provides
  environmental management and oilfield construction
  services to the oil and gas industry.                  5,609,375       5.9

AMERICAN DISPOSAL SERVICES, INC.--The company
  provides solid waste collection, transfer and
  disposal services for residential, commercial
  and industrial customers.                              5,321,875       5.6

INTERNATIONAL ALLIANCE SERVICES--The company
  provides specialty insurance and bonding in
  addition to environmental services.                    5,185,600       5.5

USA WASTE SERVICES, INC.--The company provides
  solid waste management services to municipal,
  commercial, industrial and residential customers
  in the United States.                                  3,930,000       4.1

LANDEC CORP.--The company designs, develops,
  manufactures, and sells temperature-activated
  polymer products for a variety of industrial,
  medical, and agricultural applications.                3,543,750       3.7

LAIDLAW, INC.--The company provides
  emergency healthcare transportation, school
  busing and municipal transit service.                  3,474,375       3.7
                                                       $51,927,475      54.8%


3



INDUSTRY DIVERSIFICATION
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                               PERCENTAGE OF
                                              U.S. $ VALUE       NET ASSETS
----------------------------------------------------------------------------
Basic Industries                               $10,497,250          11.1%
Capital Goods                                   45,965,409          48.5
Consumer Manufacturing                          10,541,875          11.1
Consumer Services                                5,443,100           5.8
Consumer Staples                                 3,070,000           3.2
Energy                                          11,789,375          12.5
Multi-Industry                                   4,882,166           5.2
Transportation                                   2,569,138           2.7
Total Investments*                              94,758,313         100.1
Cash and other assets, net of liabilities          (53,373)         (0.1)
Net Assets                                     $94,704,940         100.0%


*    Excludes short-term obligations


4



PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-100.1%
AUSTRALIA-5.9%
Brambles Industries, Ltd.                       142,000      $ 2,569,138
Memtec, Ltd.                                    128,000        2,960,000
                                                             ------------
                                                               5,529,138

CANADA-3.7%
Laidlaw, Inc. Cl. B. (a)                        255,000        3,474,375

FRANCE-2.9%
Generale des Eaux                                20,000        2,785,916

JAPAN-1.8%
Ebara Corp.                                     135,000        1,744,062

NETHERLANDS-0.5%
Thermo Eurotech (b) (c)                         165,000          507,959

UNITED KINGDOM-1.1%
Waste Management International Plc. (a) (b)     135,000        1,063,125

UNITED STATES-84.2%
Allied Waste Industries, Inc. (b)                85,000          945,625
Allwaste, Inc. (b)                              700,000        6,212,500
American Disposal Services, Inc. (b)            325,000        5,321,875
American Waste Services, Inc. (b)               500,000          875,000
Costilla Energy, Inc. (b)                       240,000        2,880,000
Culligan Water Technologies, Inc. (b)            30,000        1,226,250
Cuno, Inc. (b)                                   96,100        1,333,388
Cytec Industries, Inc. (b)                       50,000        1,881,250
Eastern Environmental Services, Inc. (b)         20,000          257,500
Flanders Corp. (b)                              120,000          870,000
GNI Group, Inc. (b)                             100,000          700,000
GTS Duratek, Inc. (b)                            35,000          280,000
International Alliance
  Services (b)                                  493,400        4,687,300
  Wts. 12/31/00 (b)                             300,000          498,300


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
International Specialty Products, Inc. (b)      150,000      $ 1,950,000
International Technology Corp. (b)              437,000        3,113,625
Ionics, Inc. (b)                                 22,000        1,012,000
ITEQ, Inc. (b)                                  300,000        1,800,000
Landec Corp. (b)                                675,000        3,543,750
Morrison Knudsen Corp. (b)                      150,000        1,875,000
Newpark Resources, Inc. (b)                     125,000        5,609,375
NuCo2, Inc. (b)                                 240,000        3,300,000
Osmonics, Inc. (b)                               45,000          708,750
Polymer Group (b)                               139,000        1,772,250
Puro Water Group, Inc. (b)                      160,000        1,120,000
Republic Industries, Inc. (b)                   230,000        5,706,875
Superior Services, Inc. (b)                     150,000        3,300,000
United Waste Systems, Inc. (b)                  190,000        6,412,500
U.S. Filter Corp. (b)                           215,000        6,530,625
USA Waste Services, Inc. (b)                    120,000        3,930,000
                                                             ------------
                                                              79,653,738

Total Common Stocks
  (cost $93,187,838)                                          94,758,313

TIME DEPOSIT-2.7%
Deutsche Bank 5.65%, 5/01/97
  (cost $2,600,000)                              $2,600        2,600,000

TOTAL INVESTMENTS-102.8%
  (cost $95,787,838)                                          97,358,313
Other assets less liabilities-(2.8%)                          (2,653,373)

NET ASSETS-100%                                              $94,704,940


(a)  Foreign security denominated in U.S. dollars.
(b)  Non-income producing security.
(c)  Restricted security, valued at fair value. (See notes A and E.)

     See notes to financials.


5



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $95,787,838)           $97,358,313
  Cash                                                                  59,206
  Receivable for investment securities sold                          2,700,417
  Dividends and interest receivable                                     62,425
  Prepaid expenses                                                      16,740
  Total assets                                                     100,197,101

LIABILITIES
  Payable for investment securities purchased                        5,221,024
  Management fee payable                                                86,711
  Accrued expenses                                                     184,426
  Total liabilities                                                  5,492,161

NET ASSETS                                                         $94,704,940

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    59,673
  Additional paid-in capital                                        83,360,882
  Accumulated net investment loss                                     (588,011)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           10,304,471
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      1,567,925
                                                                   $94,704,940

NET ASSET VALUE PER SHARE (based on 5,967,269 shares outstanding)       $15.87


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $11,029)  $108,738
  Interest                                                49,468   $   158,206

EXPENSES
  Management fee                                         544,602
  Custodian                                               80,369
  Audit and legal                                         45,288
  Directors' fees                                         29,326
  Transfer agency                                         17,407
  Printing                                                12,022
  Registration                                             6,996
  Miscellaneous                                           10,207
  Total expenses                                                       746,217
  Net investment loss                                                 (588,011)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      10,962,504
  Net realized loss on foreign currency transactions                    (9,561)
  Net change in unrealized appreciation of:
    Investments                                                     (7,565,861)
    Foreign currency denominated assets and liabilities                 (2,812)
  Net gain on investments and foreign currency transactions          3,384,270

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 2,796,259


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   APRIL 30,1997    OCTOBER 31,
                                                    (UNAUDITED)        1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $  (588,011)  $   (833,738)
  Net realized gain on investments and foreign
    currency transactions                            10,952,943     19,882,087
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                           (7,568,673)     6,302,983
  Net increase in net assets from operations          2,796,259     25,351,332

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      -0-      (138,142)
  Net realized gain on investments                   (6,786,801)            -0-
CAPITAL STOCK TRANSACTIONS
  Repurchase of fund shares                          (1,575,322)   (10,359,153)
  Total increase (decrease)                          (5,565,864)    14,854,037

NET ASSETS
  Beginning of year                                 100,270,804     85,416,767
  End of period                                    $ 94,704,940   $100,270,804


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date.

Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of captial, at the end of the year to reflect the final investment results for that year.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average weekly net assets, and .80 of 1% of the Fund's average weekly net assets over $200 million. Brokerage commissions paid on securities transactions for the six months ended April 30, 1997, amounted to $270,381, none of which was paid to affiliated brokers.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $790 during the six months ended April 30, 1997.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $82,692,805 and $86,258,901 respectively, for the six months ended April 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1997. At April 30, 1997, the cost of securities for federal income tax purposes was $95,797,215. Accordingly, gross unrealized appreciation of investments was $10,205,276 and gross unrealized depreciation of investments was $8,644,178 resulting in net unrealized appreciation of $1,561,098, (excluding foreign currency transactions).

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 5,967,269 shares outstanding at April 30, 1997, the Investment Manager owned 7,169 shares. On March 14, 1996, the Fund initiated a share repurchase program which allowed for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. During the period ended April 30, 1997, an additional 117,700 shares were repurchased at a cost of $1,575,322. Through the duration of this program, 939,900 shares were repurchased at a total cost of $11,934,475, representing 13.60% of the 6,907,169 shares outstanding at March 14, 1996. This includes $46,995 in commissions paid to PaineWebber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to March 14, 1997 was 19.6%.

NOTE E: RESTRICTED SECURITY

                     DATE ACQUIRED        COST
                    ---------------    ----------
Thermo Eurotech     3/19/91-4/15/91     $529,926


The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at April 30, 1997 was $507,959 representing 0.5% of net assets.

NOTE F: SUBSEQUENT EVENT
On April 23, 1997, Alliance Global Environment Fund, Inc. announced that its Board of Directors has approved and recommended for stockholder approval the conversion of the fund from a closed-end investment company to an open-end investment company. The 1997 Annual Meeting of Stockholders of the Fund is scheduled for July 17, 1997.


10



FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                         YEAR ENDED OCTOBER 31,
                                           APRIL 30,1997  ------------------------------------------------------------
                                            (UNAUDITED)       1996          1995        1994        1993        1992
                                           -------------  ------------  ----------  ----------  ----------  ----------
Net asset value, beginning of year           $16.48         $12.37        $11.74      $10.97      $10.78      $13.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.10)(a)       (.13)(a)       .03          -0-        .01         .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  .62           4.26           .60         .77         .18       (2.17)
Net increase (decrease) in net asset
  value from operations                         .52           4.13           .63         .77         .19       (2.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             -0-          (.02)           -0-         -0-         -0-       (.10)
Distributions from net realized gain on
  investments and foreign currency
  transactions                                (1.13)            -0-           -0-         -0-         -0-       (.08)
Total dividends and distributions             (1.13)          (.02)           -0-         -0-         -0-       (.18)
Net asset value, end of period               $15.87         $16.48        $12.37      $11.74      $10.97      $10.78
Market value, end of period                  $14.625        $13.25        $ 9.375      $9.50      $ 9.25      $ 9.50

TOTAL RETURN
Total investment return based on: (b)
  Market value                                19.70%         41.60%        (1.32)%      2.70%      (2.63)%    (15.22)%
  Net asset value                              4.43%         33.48%         5.37%       7.02%       1.76%     (16.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $94,705       $100,271       $85,416     $81,102     $75,805     $74,442
Ratio of expenses to average net assets        1.51%(c)       1.60%         1.57%       1.67%       1.62%       1.63%
Ratio of net investment income (loss)
  to average net assets                       (1.19)%(c)      (.85)%         .21%       (.04)%       .15%        .10%
Portfolio turnover rate                         167%           268%          109%         42%         25%         41%
Average commission rate (d)                  $.0503         $.0313            --          --          --          --


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.


11



                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)
ROBERT C. WHITE (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
FRANCES P. REEVES, VICE PRESIDENT
JEREMY R. KRAMER, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT, DIVIDEND-
PAYING AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance Global Environment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


12



ALLIANCE GLOBAL ENVIRONMENT FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is a long-term capital appreciation through investment in equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ALLGIE". The Fund's NYSE trading symbol is "AEF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
All shareholders whose Shares are registered in their own names will have all distributions reinvested automatically in additional Shares, unless a shareholder elects to receive cash. Shareholders whose Shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional Shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee, or the Shareholder elects to receive distributions in cash. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.



ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ENVSR